Exhibit 10.1

AMENDMENT TO PROMISSORY NOTE

THIS AMENDMENT TO PROMISSORY NOTE (this “Agreement”), dated as of May 16, 2023, by and between Mountain Crest Acquisition Corp. V, a Delaware corporation and blank check company (the “Maker”), and Mountain Crest Global Holdings LLC (the “Payee”).

WHEREAS, Maker executed and delivered a Promissory Note dated as of February 15, 2023 (the “Note”) for the benefit of Payee;

WHEREAS, Payee and Maker desire to amend the Note as set forth herein.

NOW, THEREFORE, for other good and valuable consideration, the parties hereto hereby agree as follows:

1.	Paragraph 4 of the Note shall be amended by replacing “May 16, 2023” with “November 16, 2024”.

2.	Paragraph 5 of the Note shall be amended by replacing “May 16, 2023” with “November 16, 2024”.

3.	Except as specifically modified and amended herein, all other terms, conditions and covenants contained in the Note shall remain in full force and effect.

[SIGNATURE PAGES IMMEDIATELY FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

MAKER:

Mountain Crest Acquisition Corp. V

By:	/s/ Suying Liu
Name:	Suying Liu
Title:	Chief Executive Officer

Holder:

Mountain Crest Global Holdings LLC

By:	/s/ Dong Liu
Name:	Dong Liu
Title:	Authorized Signatory